Exhibit 10.2

PLEDGE AGREEMENT

This PLEDGE AGREEMENT dated as of January 15, 2009 (together with all amendments, if any, from time to time hereto, this “Agreement”) between Broadwind Energy, Inc., a Delaware corporation (the “Pledgor”) and Bank of America, N.A (the “Secured Party”).

WITNESSETH:

WHEREAS, pursuant to that certain Loan and Security Agreement dated January 17, 1997 (as amended from time to time, the “Loan Agreement”) among Brad Foote Gear Works, Inc. (f/k/a BFG Acquisition Corp.) (“Borrower”), as Borrower, and Bank of America, N.A. (f/k/a LaSalle Bank National Association, f/k/a LaSalle National, f/k/a LaSalle Bank NI), as lender (in such capacity, the “Lender”), the Lender made term loans (the “Term Loans”) and has agreed to make revolving loans (the “Revolving Loans”);

Whereas, pursuant to the Subsidiary Loan Documents, the Lender has additionally made term loans to certain subsidiaries of the Borrower (the “Subsidiary Loans”, and together with the Term Loans and the Revolving Loans, the “Loans”);

WHEREAS, the Pledgor has executed and delivered an Unconditional Guaranty dated as of the date hereof, (the “Guaranty”) of the obligations of the Borrower, 1309 and 5100 in respect of the Loan Agreement, the Loan Documents and the Subsidiary Loan Documents and the obligations of the Pledgor under the Guaranty are to be secured pursuant to this Agreement;

WHEREAS, the Pledgor is the record and beneficial owner of the Securities listed in Part A of Schedule I hereto and the holder of certain indebtedness or other accounts owed to the Pledgor by Borrower, 1309 or 5100;

WHEREAS, the Pledgor benefits from the credit facilities made available to Borrower under the Loan Agreement;

WHEREAS, in consideration of the Lender making the Loans as provided for in the Loan Agreement and the Subsidiary Loan Documents, the Pledgor has agreed to pledge its Pledged Collateral to Lender in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lender to make certain amendments to the Loan Agreement, the other Loan Documents and the Subsidiary Loan Documents, it is agreed as follows:

1.                                     Definitions.  Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto;

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof;

“Pledged Debt” means all indebtedness or monetary obligations owed to the Pledgor by Borrower, 1309 or 5100, and any promissory notes or other evidence thereof;

“Pledged Entity” means an issuer of Pledged Securities or Pledged Debt;

“Pledged Entity Acknowledgment” means an acknowledgment substantially in the form of Schedule III hereto;

“Pledged Securities” means those Securities of the Borrower owned by the Pledgor;

“Secured Obligations” means with respect to the Pledgor all obligations of the Pledgor to the Lender (including monetary obligations accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with (a) its Guaranty and this Agreement, (b) under any rate management agreement to which the Pledgor is a party, in  each case as the same may be amended, modified, extended or renewed from time to time, and (c) treasury management services (other than treasury management services provided after the Termination Date) provided to the Pledgor by the Lender or affiliate of the Lender.

“Securities” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3al1-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Termination Date” means the first date hereafter on which (i) all of the Secured Obligations described in clause (a) of the definition thereof shall have been paid in full, (ii) all rate management agreements and all treasury management agreements between the Lender, on the one hand, and Borrower, 1309 or 5100, on the other hand, have been terminated and (iii) all commitments of the Lender to make financial accommodations under the Loan Documents have terminated.

2.                                     Pledge.  The Pledgor hereby pledges to the Secured Party and grants to the Secured Party a security interest in all of the Pledgor’s right, title and interest, whether now owned or held or hereafter acquired, in, to and under the following (collectively, the “Pledged Collateral”):

(a)                                  the Pledged Securities, which as of the date here of are listed in Part A of Schedule I, and the certificates, if any, representing such Pledged Securities, and all dividends, distributions, cash, instruments, options, warrants and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities;

(b)                                 any additional Securities of the Borrower from time to time acquired by the Pledgor in any manner (which securities shall be deemed to be part of the Pledged Securities), and the certificates representing such additional shares, if any, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Securities;

(c)                                  the Pledged Debt, which as of the date hereof is in the amount listed on Part B of Schedule I, and any instruments and other writings representing such Pledged Debt, and all interest, principal and other amounts from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

(d)                                 any additional indebtedness or other monetary obligations owed to the Pledgor by Borrower, 1309 or 5100 (which indebtedness shall be deemed to be part of the Pledged Debt), and any instruments representing such additional indebtedness, and all interest, principal and other amounts from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such debt; and

(e)                                  all proceeds (as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code) of such Pledged Collateral.

3.                                     Security for Obligations.  This Agreement secures, and the Pledgor’s Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of, the Pledgor’s Secured Obligations including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise.

4.                                     Delivery of Pledged Collateral and Acknowledgments.  All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto.  All Pledged Securities shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.  All promissory notes, instruments or other writing evidencing Pledged Debt shall be accompanied by (i) an allonge or such other endorsement as may be requested by the Secured Party and (ii) a subordination agreement in form and substance satisfactory to the Secured Party in its sole discretion.  The Pledgor shall cause each Pledged Entity to execute a Pledged Entity Acknowledgement.

5.                                     Representations and Warranties.  The Pledgor represents and warrants to the Secured Party with respect to itself and its Pledged Collateral that:

(a)                                  The Pledgor is, and at the time of delivery of the Pledged Securities to the Secured Party will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by the Pledgor free and clear of any lien thereon or affecting the title thereto, except for Permitted Liens; the Pledgor is and at the time of delivery of the Pledged Debt to the Secured Party will be, the sole owner of such Pledged Collateral free and clear of any lien thereon or affecting title thereto, except for Permitted Liens;

(b)                                 All of its Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable;

(c)                                  All of its Pledged Debt is subordinated to all Guaranteed Obligations (as defined in the Guaranty);

(d)                                 The Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Secured Party as provided herein;

(e)                                  None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(f)                                    All of the Pledged Securities are presently owned by the Pledgor, and are either presently uncertificated or represented by the certificates as listed on Part A of Schedule I hereto.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to such Pledged Securities.  All of the Pledged Debt is presently owned by Pledgor and is presently represented by the promissory notes or other instruments listed on Part B of Schedule I hereto.

(g)                                 No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by the Pledgor of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(h)                                 The pledge of such Pledged Collateral pursuant to this Agreement will create a valid lien on, and the filing of a financing statement against the Pledgor in its state of organization describing the Pledged Collateral or, in the case of Pledged Securities represented by certificates and Pledged Debt represented by promissory notes or other instruments, delivery of such certificate or promissory note or other instrument together with any necessary stock powers or allonges, will create a perfected security interest in favor of, the Secured Party in such Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other lien other than Permitted Liens;

(i)                                     This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms;

(j)                                     The Pledged Securities constitute the percentage of the issued and outstanding Securities of each Pledged Entity set forth in Part A of Schedule I hereto; and

(k)                                  (i) the Pledgor’s true legal name as registered in the jurisdiction in which the Pledgor is incorporated, state of incorporation, organizational identification number as designed by the state of its incorporation, chief executive office, and principal place of business (or, if it has more than one place of business, its chief executive office) are as set forth on Schedule V hereto and the Pledgor has not maintained its chief executive office and principal place of business at any other locations during the four months prior to the date hereof; (ii) except as disclosed on Schedule V, the Pledgor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (iii) except as disclosed on Schedule V, during the five years preceding the date hereof the Pledgor has not been known by any legal name different from the one set forth on the signature page of this Agreement and (iv) except as disclosed on Schedule V, during the year preceding the date hereof, the Pledgor has not been the subject of any merger or other corporate reorganization.

6.                                     Covenants.  The Pledgor covenants and agrees with respect to itself and its Pledged Collateral that until the Termination Date:

(a)                                  Without the prior written consent of the Secured Party, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien in the Pledged Collateral, other than Permitted Liens;

(b)                                 The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Secured Party from time to time may request in order to ensure to the Secured Party the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary financing statements, which may be filed by the Secured Party and will cooperate with the Secured Party, at the Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral;

(c)                                  The Pledgor has and will defend the title to the Pledged Collateral and the liens of the Secured Party in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens; and

(d)                                 The Pledgor will, upon obtaining ownership of any additional Securities or promissory notes or instruments of a Pledged Entity or Securities or promissory notes or instruments otherwise required to be pledged to the Secured Party pursuant to any of the Loan Documents, which Securities, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) (i) deliver to the Secured Party a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Securities, notes or instruments, pursuant to which the Pledgor shall pledge to the Secured Party all of such additional Securities, notes and instruments and (ii) shall deliver all such additional Securities, notes or instruments.  The Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral.

(e)                                  The Pledgor agrees that it shall not, and shall not permit any other Person to, without the Secured Party’s consent, amend or restate the organizational documents of any Pledged Entity to opt into Article 8 of the Uniform Commercial Code or, if not currently represented by certificates, issue certificates evidencing the Pledged Securities.

(f)                                    The Pledgor agrees that is shall not change the name, identity, structure or chief executive office or principal place of business of the Pledgor or reorganize the Pledgor under the laws of another jurisdiction unless (i) the Pledgor shall have given the Secured Party at least thirty (30) days prior notice of such change, (ii) obtained any requisite consent under the Loan Agreement or the other Loan Documents and (iii) taken all actions necessary or as requested by the Secured Party to ensure that the security interest in its Pledged Collateral remains a perfected, first priority security interest subject only to Permitted Liens.

7.                                     Pledgor’s Rights.  As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to a Pledgor in accordance with Section 8(a) hereof:

(a)                                  The Pledgor shall have the right, from time to time, to vote and give consents with respect to its Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement, the Subsidiary Loan Documents or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Secured Party in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement):

(i)                                   the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii)                                the consolidation or merger of a Pledged Entity with any other Person;

(iii)                             the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for liens in favor of the Secured Party;

(iv)                            any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance by it of any additional Securities; or

(v)                                     the alteration of the voting rights with respect to the Securities of a Pledged Entity; and

(b)                              (i)                                        The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Securities to the extent not in violation of the Loan Agreement, the Subsidiary Loan Documents or the other Loan Documents other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the lien created by this Agreement; provided, further, that the Pledgor hereby acknowledges that as of the date hereof the Loan Agreement expressly prohibits the making of any dividends or the payment of any other amounts on any of the Pledged Collateral other than non-cash payments of interest booked as capitalized interest by the Pledgor in respect of all such indebtedness or other accounts owed to the Pledgor by Borrower, 1309 or 5100, and nothing contained herein shall be deemed to contradict such prohibition or otherwise authorize any such distributions; and

(ii)                                 all dividends and interest (other than such cash dividends and interest as are permitted to be paid to the Pledgor in accordance with clause i above) and all other distributions in respect of any of the Pledged Securities, whenever paid or made, shall be delivered to the Secured Party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

8.                                     Defaults and Remedies; Proxy.

(a)                                  Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to the Pledgor, the Secured Party (personally or through an agent) in addition to any other remedies available to it under applicable law, is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral of the Pledgor, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.  Any sale shall be made at a public or private sale at the Secured Party’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption.  Each sale shall be made to the highest bidder, but the Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party.  THE PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF THE PLEDGOR WITH RESPECT TO ITS PLEDGED COLLATERAL AFTER THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, INCLUDING THE RIGHT TO VOTE THE PLEDGED SECURITIES, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SECURITIES, THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SECURITIES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SECURITIES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SECURITIES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.  NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b)                                 If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Secured Party, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Secured Party may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days notice to the Pledgor.

(c)                                  If, at any time when the Secured Party, in its sole discretion, determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Securities hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), the Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

(i)                                   Prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement with respect to the Pledged Securities and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

(ii)                                Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Securities covered by such registration statement whenever the Secured Party shall desire to sell or otherwise dispose of the Pledged Securities;

(iii)                             Furnish to the Secured Party such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Secured Party may request in order to facilitate the public sale or other disposition of the Pledged Securities by the Secured Party;

(iv)                            Use commercially reasonable efforts to register or qualify the Pledged Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Secured Party shall request, and do such other reasonable acts and things as may be required of it to enable the Secured Party to consummate the public sale or other disposition in such jurisdictions of the Pledged Securities by the Secured Party;

(v)                               Furnish, at the request of the Secured Party, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Securities becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Securities are not being sold through underwriters, then to the Secured Party, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Securities are not being sold through underwriters, then to the Secured Party, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Secured Party shall reasonably request.  The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Secured Party may reasonably request.  The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Secured Party may reasonably request; and

(vi)                            Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

(d)                                 All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for the Secured Party, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.

(e)                                  If, at any time when the Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, the Secured Party in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i)                                     as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii)                                  as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii)                               as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv)                              as to such other matters as the Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(f)                                    The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above.  The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  the Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor and the Pledged Entity would agree to do so.

(g)                                 The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  The Pledgor agrees that it will not interfere with any right, power and remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers or remedies.  No failure or delay on the part of the Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

(h)                                 The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Secured Party, that the Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

(i)                                     The powers conferred on the Secured Party herein are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers.  Except for reasonable care of any Collateral in its possession, the Secured Party shall have no duty with respect to any Pledged Collateral.

9.                                       No Waiver; Remedies Cumulative.  The Secured Party shall not by any act (except by a written instrument pursuant to Section 14(d)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  No remedy or right of the Secured Party hereunder, under any of the Subsidiary Loan Document or any of the Loan Documents or otherwise available under applicable law or in equity, shall be exclusive of any other right or remedy.  Each such remedy or right shall be in addition to every other remedy or right now or hereafter existing under applicable law or in equity.  No delay in the exercise of, or omission to exercise, any remedy or right after any Event of Default shall impair any such remedy or right or be construed as a waiver of any such Event of Default or an acquiescence thereto, nor shall it affect any subsequent Event of Default of the same or different nature.  A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently; are not exclusive of any rights, remedies, powers or privileges provided by applicable law; and may be exercise when and as often as may be deemed necessary by the Secured Party.

10.                                 Assignment.  The Secured Party may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, the Subsidiary Loan Documents or the other Loan Documents and the holder of such instrument shall be entitled to the benefits of this Agreement.

11.                                 Lien Absolute.  All rights of the Secured Party hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)                                  any lack of validity or enforceability of the Loan Agreement, any Subsidiary Loan Document, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any Subsidiary Loan Document, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c)                                  any addition, exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Obligations;

(d)                                 the insolvency of the Borrower, the Pledgor or any other Guarantor; or

(e)                                  any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

12.                                 Release.  The Pledgor consents and agrees that the Secured Party may at any time, or from time to time, in its discretion:

(a)                                  renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

(b)                                 exchange, release and/or surrender all or any of the collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party in connection with all or any of the

Secured Obligations; all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations.  The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor.  No act or omission of any kind on the Secured Party’s part shall in any event affect or impair this Agreement.

13.                                 Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or any Pledged Entity for liquidation or reorganization, should the Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14.                                 Miscellaneous.

(a)                                  the Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b)                                 The Pledgor agrees to promptly reimburse the Secured Party for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Secured Party in connection with the administration and enforcement of this Agreement.

(c)                                  Neither the Secured Party, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d)                                 THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION

ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE SECURED PARTY AND ITS SUCCESSORS AND ASSIGNS.  NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT PURSUANT TO A JOINDER OR BY A WRITING DULY SIGNED FOR AND ON BEHALF OF THE SECURED PARTY AND THE PLEDGOR.

15.                                 Governing law; Consent to Jurisdiction and Venue; Waiver of Jury Trial.

(a)                                  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-5) BUT OTHERWISE WITHOUT GIVING EFFECT TO ANY OF SUCH STATE’S CONFLICT-OF-LAW PROVISIONS, EXCEPT TO THE EXTENT THAT PERFECTION, THE EFFECT OF PERFECTION OR NONPERFECTION, OR THE PRIORITY OF THE SECURITY INTEREST GRANTED HEREUNDER MAY BE DETERMINED IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OF A DIFFERENT JURISDICTION IN ACCORDANCE WITH ILLINOIS LAW.

(b)                                 SUBMISSION TO JURISDICTION.  THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS IN EACH CASE SITTING IN COOK COUNTY, ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  WAIVER OF VENUE.  THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 15.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16.                                 Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

17.                                 Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

If to the Secured Party, at:

Bank of America, N.A.
One Federal Street
Boston, MA 02110
Attention: Sandra H. Bennett
Fax: (617) 346-0877

If to the Pledgor, at its address set forth below its signature on the signature pages hereto or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 16, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger.  Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

18.                                 Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19.                                 Counterparts.  This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

20.                                 Authorization.  The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Pledged Collateral and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor.  The Pledgor agrees to furnish any such information to the Secured Party promptly upon request.  The Pledgor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the, date hereof.

21.                                 Termination.  Immediately following the Termination Date, the Secured Party shall deliver to Pledgor the Pledged Collateral at such time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of all liens and encumbrances hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BROADWIND ENERGY, Inc.,
a Delaware corporation

By:	/s/ J. Cameron Drecoll
Name: J. Cameron Drecoll
Title: Chief Executive Officer

Pledge Agreement Signature Page

S-1

BANK OF AMERICA, N.A., as the Secured Party

By:	/s/ Katherine M. Novey
Name: Katherine M. Novey
Title: Senior Vice President

Sch. V - 1